UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

REV Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 South Executive Drive, Suite 100

Brookfield, WI 53005

(Address of Principal Executive Offices)

(414) 290-0190

Registrant’s Telephone Number, Including Area Code

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 29, 2024, REV Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the completion of the sale of its school bus business, Collins Bus Corporation, for cash consideration of $303 million, subject to certain customary adjustments (the “Collins Disposition”).

In connection with the Collins Disposition, the Company also announced (i) the declaration of a special cash dividend of $3.00 per share to holders of the Company’s common stock, payable on February 16, 2024 to stockholders of record as of February 9, 2024, (ii) its decision to discontinue manufacturing operations at the Company’s ElDorado National (California) facility (“ENC”) in Riverside, California, and (iii) that following the Collins Disposition and the decision to discontinue manufacturing operations at ENC, the Company will combine its Fire & Emergency segment and Commercial segment into a new segment, the Specialty Vehicles segment. The Recreation segment will be renamed Recreational Vehicles, and with this change, the Company’s business will be aligned in two reportable segments: Specialty Vehicles and Recreational Vehicles.

The Press Release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The Company has also posted an updated investor presentation with additional information on the transactions described above and in the Press Release to its website at https://revgroup.com under the “Investor Events & Presentations” section of the “Investors” page.

The information disclosed under this Item 7.01 is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	REV Group, Inc. press release dated January 29, 2024
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

January 29, 2024	By:	/s/ Mark A. Skonieczny
Name: Mark A. Skonieczny
Title: President and Chief Executive Officer, Interim Chief Financial Officer, and Director (Principal Executive and Financial Officer)